Exhibit 31

                                  CERTIFICATION


I, Shevach Saraf, Chairman, President, Chief Executive Officer, Treasurer and Chief Financial Officer of Solitron Devices, Inc., certify that:

1. I have reviewed this annual report on Form 10-KSB of Solitron Devices, Inc.;

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of small business issuer as of, and for, the periods presented in this annual report;

4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the small business issuer and have:

      a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this annual report is being prepared;

      b) evaluated the effectiveness of the small business issuer's disclosure controls and procedures and presented in this report our conclusions absent the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation.; and

      c) disclosed in this report any change in the small business issuer's internal control over financial reporting that occurred during the small business issuer's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting.

5. I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the small business issuer's auditors and the audit committee of the small business issuer's board of directors (or persons performing the equivalent function):

      a) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which could are reasonably likely to adversely affect the small business issuer's ability to record, process, summarize and report financial information; and

      b) any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer's internal controls over financial reporting.


Date: June 16, 2004
                              /s/ Shevach Saraf
                              --------------------------------------------------
                              /s/ Shevach Saraf
                              Shevach Saraf
                              Chairman, President,
                              Chief Executive Officer,
                              Treasurer and
                              Chief Financial Officer